SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934
                         (Amendment No.             )

      Filed by the Registrant  [X]

      Filed by a Party other than the Registrant  [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to S240.14a-11(c)
            or S240.14a-12

                        CARRINGTON LABORATORIES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):
      [X]   No fee required.
      [ ]   Fee computed on table below per Exchange Act Rules
            14a-6(i)(1) and 0-11.

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            -----------------------------------------------------------------
        2)  Aggregate number of securities to which transaction applies:
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        3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth
            the amount on which the filing fee is calculated and
            state how it was determined):
            -----------------------------------------------------------------
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        5)  Total fee paid:
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      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On May 18, 2006


    NOTICE is hereby given that the annual meeting of shareholders of CARRINGTON LABORATORIES, INC. (the "Company") will be held on May 18, 2006, at 8:30 a.m., local time, at the Las Colinas Country Club, 4900 North O'Connor Boulevard, Irving, Texas 75062, for the following purposes:

    (1) To elect two persons to serve as directors of the Company for terms expiring at the annual meeting of shareholders in 2009;

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 20, 2006 are entitled to notice of and to vote at the meeting or any adjournment thereof. A record of the Company's activities during 2005 and financial statements for the fiscal year ended December 31, 2005 are contained in the accompanying 2005 Annual Report.

    You are urged, whether or not you plan to attend the meeting in person, to mark, sign and date the enclosed proxy and return it promptly in the accompanying envelope. If you do attend the meeting in person, you may withdraw your proxy and vote in person. The prompt return of proxies will assure the representation of sufficient shares to take the actions described above and save the Company the expense of further solicitation.

                                         By Order of the Board of Directors

                                         /s/ George DeMott
                                         ---------------------
                                         George DeMott
                                         Chairman of the Board

 Irving, Texas
 April 13, 2006

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038
                                (972) 518-1300

                               PROXY STATEMENT

                      For Annual Meeting of Shareholders
                          To Be Held On May 18, 2006

    This Proxy Statement is furnished to the shareholders of Carrington Laboratories, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on May 18, 2006. Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice or a duly executed proxy bearing a later date to the President of the Company, or by voting in person at the meeting.

    The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is April 24, 2006.

                          OUTSTANDING CAPITAL STOCK

    The record date for the determination of shareholders entitled to notice of and to vote at the annual meeting is March 20, 2006 (the "Record Date"). At the close of business on the Record Date, the Company had 10,810,855 shares of Common Stock, $.01 par value ("Common Stock"), issued and outstanding and entitled to vote at the meeting.

                      ACTION TO BE TAKEN AT THE MEETING

    Shares of Common Stock represented by a validly executed proxy in the accompanying form, unless the shareholder otherwise specifies in the proxy, will be voted for the election of the persons named as nominees under the caption "Election of Directors" as directors of the Company.

    Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business to be presented for consideration at the meeting.

                              QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the Record Date.

                           PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information as of March 20, 2006, unless otherwise indicated, with respect to the shareholders known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock of the Company, based on the information available to the Company on such date. Except as otherwise indicated, each shareholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such shareholder.

                                          Shares of
                                         Common Stock
 Beneficial Owner                     Beneficially Owned     Percent of Class
 ----------------                     ------------------     ----------------

 John L. Strauss                         1,684,167(1)             14.3%
 3409 Hanover Street
 Dallas, TX 75225

 James F. Fitzgerald, Sr.                1,537,100(2)             13.0%
 839 Harding Street
 Janesville, WI 53545

 Marilyn C. Fitzgerald                   1,492,100(3)             12.6%
 839 Harding Street
 Janesville, WI 53545

 Thomas J. Marquez                         973,408(4)              8.9%
   c/o Carrington Laboratories, Inc.
   2001 Walnut Hill Lane
   Irving, Texas  75038

 ------------------------------------
 (1) Based on a report on Schedule 13D by John L. Strauss filed with the Securities and Exchange Commission on December 16, 2005.

 (2) Based on a report on Schedule 13G by James F. Fitzgerald, Sr. filed with the Securities and Exchange Commission on November 28, 2005. Includes 45,000 shares for which he has sole voting and dispositive power and 1,492,100 shares for which he is deemed to have shared voting and dispositive power in his position as co-trustee of the Fitzgerald Trust dated March 8, 1994.

 (3) Based on a report on Schedule 13G by Marilyn C. Fitzgerald filed with the Securities and Exchange Commission on November 28, 2005. Is comprised of 1,492,100 shares for which Ms. Fitzgerald is deemed to have shared voting and dispositive power in her position as co-trustee of the Fitzgerald Trust dated March 8, 1994.

 (4) Includes 39,300 shares held in a trust controlled by Mr. Marquez, 8,468 shares owned by his wife and 177,600 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

    The Company knows of no arrangements the operation of which may at a subsequent date result in a change of control of the Company.

               REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

    With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. The two nominees who receive a plurality of the votes cast by shareholders present or represented by proxy at the annual meeting, and entitled to vote on the election of directors, will be elected as directors of the Company. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) or other limited proxies will have no effect on the election of directors.

    The Company's Bylaws provide that the vote required to approve matters other than the election of directors is the affirmative vote of the holders of a majority of the shares entitled to vote on the matter and voted for or against the matter at the meeting. The shares represented by a broker non-vote (or other limited proxy) or shares that abstain will not have voted for or against the matter and therefore will not be considered a part of the voting power present with respect to such proposals. Thus, the effect of such non-votes and abstentions with respect to any of such proposals will be to reduce the number of affirmative votes required to approve the proposal and the number of negative votes required to block such approval.

                            ELECTION OF DIRECTORS

    The Company's Bylaws provide that the Company's operations will be governed by the Board of Directors, which is elected by the shareholders. The Company's Board of Directors is divided into three classes with staggered three-year terms. All directors of one class hold their positions until the annual meeting of shareholders at which the terms of the directors in such class expire and their respective successors are elected and qualified, or until their earlier death, resignation, disqualification or removal from office. The Company's Bylaws provide that the number of directors shall not be less than five nor greater than nine, and the exact number of directors that shall constitute the Board of Directors shall be fixed from time to time by resolution of the Board. The Board of Directors has determined that the number of directors will be seven.

    At the meeting, two directors will be elected. All duly submitted and unrevoked proxies will be voted for the nominees selected by the Board of Directors, except where authorization to so vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board.

    The Board of Directors has nominated George DeMott and Carlton E. Turner, Ph.D., D.Sc. for election as directors at the annual meeting, to serve three-year terms expiring at the annual meeting of shareholders in 2009. Mr. DeMott and Dr. Turner are currently directors of the Company, with terms expiring at the 2006 annual meeting, and each has consented to serve as a director if elected.

    The other five directors of the Company have been elected to terms that do not expire at the 2006 annual meeting. Ronald R. Blanck, D.O., R. Dale Bowerman and Edwin Meese, III, are currently serving terms expiring in 2008 and Thomas J. Marquez and Selvi Vescovi are currently serving terms expiring in 2007.

    Information as of March 20, 2006 about all seven directors of the Company, including the current nominees, is set forth in the following paragraphs.

    R. DALE BOWERMAN, 66, has served as a director of the Company since January 1990. Mr. Bowerman was President and Chief Executive Officer of Southwest Health Alliances, LLC from May 1994 until his retirement in October 1997. From 1973 to April 1994, he was Chief Financial Officer of High Plains Baptist Health Systems, a nonprofit hospital system.

    GEORGE DEMOTT, 73, has served as a director of the Company since May 1990 and Chairman of the Board since April 1995. He has been an independent business consultant since 1987. From 1963 to 1987, Mr. DeMott held various positions with Wyeth, formerly American Home Products Corporation, a worldwide marketer of pharmaceuticals, over-the-counter drugs and household products, serving as Group Vice President from 1978 to 1987. From 1964 to 1978, Mr. DeMott was with the Whitehall Laboratories Division of that corporation, and he served as President of that division from 1974 until 1978.

    THOMAS J. MARQUEZ, 68, has served as a director of the Company since August 1987. In addition, from August 1987 until May 1990, Mr. Marquez was Chairman of the Board and Chief Executive Officer of the Company. From 1965 to 1979, Mr. Marquez was an officer of Electronic Data Systems, Inc., a computer services company, and he served as a director of that corporation from 1965 to 1984. Since his resignation as an officer of Electronic Data Systems, he has been engaged primarily in personal investment activities and a number of public service projects. Mr. Marquez is also a director of Aquinas Funds, Inc.

    CARLTON E. TURNER, Ph.D., D.Sc., 65, has served as a director of the Company since May 1989 and as President and Chief Executive Officer of the Company since April 1995. In addition, from January 1994 to November 1994, Dr. Turner was Executive Vice President of the Company, and from November 1994 to April 1995, he was Chief Operating Officer of the Company. He was President and Chief Executive Officer of Princeton Diagnostic Laboratories of America, Inc., a biomedical and pharmaceutical testing laboratory, from 1987 through May 1993. He also served as a director of that corporation from 1987 to January 1994. From 1981 through 1987, he was Director of the Drug Abuse Policy Office of the White House, President Reagan's principal advisor on drug abuse policy. From 1970 to 1981, Dr. Turner was a research professor and director of the Research Institute of Pharmaceutical Sciences at the University of Mississippi School of Pharmacy. Dr. Turner serves as a director of Tutogen Medical, Inc., a publicly traded company.

    SELVI VESCOVI, 75, has served as a director of the Company since May 1989. He served as Chairman of the Board from May 1990 to April 1995 and as interim President and Chief Executive Officer of the Company from March 1995 to April 1995. Mr. Vescovi was employed by The Upjohn Company ("Upjohn"), a manufacturer of human pharmaceuticals and pharmaceutical chemicals, in various capacities from 1954 until his retirement in 1988 from his positions as Corporate Vice President of Upjohn, a position he had held since 1977, and President and General Manager of Upjohn International, Inc., the subsidiary of Upjohn responsible for international operations. He had held the latter position since 1985. Following his retirement, Mr. Vescovi served as Adjunct Professor, International Management, at Western Michigan University from 1988 to 1993 and as a member of the Advisory Board of the College of Business Administration of the University of South Carolina from 1988 to 1994.

    RONALD R. BLANCK, D.O., 64, has served as director of the Company since June 2003. Dr. Blanck, a retired U.S. Army Lt. General, has been the president of the University of North Texas Health Science Center at Fort Worth since August 2000 where he oversees a growing academic health center that includes the Texas College of Osteopathic Medicine, Graduate School of Biomedical Sciences and School of Public Health. Dr. Blanck is a graduate of the Philadelphia College of Osteopathic Medicine and is board certified in internal medicine. He began his military career in 1968 as a medical officer and battalion surgeon in Vietnam. He retired 32 years later as the Surgeon General of the U.S. Army and commander of the U.S. Army Medical Command with more than 46,000 military personnel and 26,000 civilian employees throughout the world.

    EDWIN MEESE, III, 74, has served as director of the Company since June 2003. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation, a Washington-based public policy research and education institution where he also serves as Chairman of the Center for Legal and Judicial Studies. Additionally, he is a Distinguished Visiting Fellow at the Hoover Institution, Stanford University, California. In addition, Mr. Meese lectures, writes and consults throughout the United States on a variety of subjects. Mr. Meese served as the 75th Attorney General of the United States from February 1985 to August 1988. From January 1981 to
 February 1985  he held  the position  of Counsellor  to the  President.   As
 Attorney General and as Counsellor, Mr. Meese was a member of the President's Cabinet and the National Security Council. He served as Chairman of the Domestic Policy Council and of the National Drug Policy Board. During the 1980 Presidential campaign, Mr. Meese served as Chief of Staff and Senior Issues Advisor for the Reagan-Bush Committee. Formerly, Mr. Meese served as Governor Reagan's Executive Assistant and Chief of Staff in California from 1969 through 1974 and as Legal Affairs Secretary from 1967 through 1968. Before joining Governor Reagan's staff in 1967, Mr. Meese served as Deputy District Attorney in Alameda County, California. From 1977 to 1981, Mr. Meese was a professor of Law at the University of San Diego, where he also was Director of the Center for Criminal Justice Policy and Management. In addition to his background as a lawyer, educator and public official, Mr. Meese has been a business executive in the aerospace and transportation industry, serving as Vice President for Administration of Rohr Industries, Inc. in Chula Vista, California. He left Rohr to return to the practice of law, engaging in corporate and general legal work in San Diego County. Mr. Meese is a graduate of Yale University, Class of 1953, and holds a law degree from the University of California at Berkeley. He is a retired Colonel in the United States Army Reserve. He is active in numerous civic and educational organizations.

    The Board of Directors recommends that shareholders vote FOR the election of George DeMott and Carlton E. Turner, Ph.D., D.Sc., as directors of the Company.

                  CORPORATE GOVERNANCE AND BOARD COMMITTEES

 Board Independence

    The Board of Directors has determined that, other than Dr. Turner, all of its current directors, including those standing for election at the 2006 annual meeting of shareholders, are "independent" as defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. (the "NASD"), as currently in effect.

 Board Structure and Committee Composition

    The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers and establishes corporate policies. Currently, the Board has seven directors and standing Executive, Audit, Compensation and Stock Option, and Board Governance and Nominating Committees. The membership and function of each committee is described below.

    During 2005, the Board of Directors held a total of nine (9) meetings. Each director attended at least 75% of the aggregate of such meetings held during the period in which such director served and the meetings held by all committees on which such director served. The Board of Directors has adopted a policy concerning director attendance at annual meetings of the Company's shareholders. The Board expects all directors to attend annual meetings of the Company's shareholders. All of the directors with the exception of Mr. Edwin Meese, III attended the last annual meeting of shareholders.

 Executive Committee

    The Board has established an Executive Committee which, with certain exceptions, may exercise all the authority and powers of the Board of Directors in the business and affairs of the Company when the Board of Directors is not in session. The current members of the Executive Committee are Selvi Vescovi (Chairman), George DeMott and Carlton E. Turner, Ph.D., D.Sc. During fiscal 2005, the Executive Committee held six (6) meetings. All committee members attended all meetings held by the Executive Committee during 2005.

 Audit Committee

    The Board has established an Audit Committee for the purposes of reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; reviewing the results and scope of, and the fees for, the annual audit; reviewing the financial statements and any significant transactions or events and any changes in accounting principles and practices with the independent auditors; and reviewing the internal controls and audit procedures of the Company. The current members of the Audit Committee are R. Dale Bowerman (Chairman), Thomas J. Marquez and Selvi Vescovi.

    The Audit Committee works closely with management as well as the Company's independent auditors. A complete description of the Audit
 Committee's responsibilities is set forth in the Charter of the Audit Committee of the Board of Directors. A current copy of the Audit Committee charter may be found on the Company's website at www.carringtonlabs.com. Click on "Investor Info" to find the "Corporate Governance" section of the website where the Audit Committee charter is posted.

    The Board has determined that R. Dale Bowerman qualifies as an "audit committee financial expert" as defined in recently promulgated rules of the Securities and Exchange Commission. As noted above, the Board of Directors has determined that Mr. Bowerman is an independent director.

    During  fiscal 2005, the  Audit Committee held  five (5)  meetings.   All
 committee members attended all meetings held by the Audit Committee during 2005.

 Compensation and Stock Option Committee

    The Board has established a Compensation and Stock Option Committee which serves as a compensation committee, makes recommendations to the Board with respect to compensation of executive officers of the Company, and is responsible for making grants of stock options under the Company's 2004 Stock Option Plan. The current members of the Compensation and Stock Option Committee are George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. During fiscal 2005, the Compensation and Stock Option Committee held three
 (3) meetings, which were attended by all committee members.

 Board Governance and Nominating Committee

    The Board has established a Board Governance and Nominating Committee for the purposes of assisting the Board by identifying individuals qualified to become Board members, advising the Board concerning Board membership, leading the Board in an annual review, and recommending director nominees to the Board. The current members of the Board Governance and Nominating Committee are George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. A current copy of the Board Governance and Nominating Committee charter may be found on the Company's website at www.carringtonlabs.com. Click on "Investor Info" to find the "Corporate Governance" section of the website where the Board Governance and Nominating Committee charter is posted.

    The  Board Governance  and  Nominating Committee  has no  formal  written policy with respect to the consideration of candidates for director, including candidates recommended by shareholders. The Committee believes such a policy is not necessary because the Committee has not limited the sources from which it will receive recommendations for director candidates. To that end, the Committee will consider candidates recommended by shareholders of the Company who are entitled to vote for the election of directors at a shareholder meeting. Such shareholders may do so by sending a written request marked "Confidential" to the Chairman of the Board Governance and Nominating Committee, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038. Any such request should include information sufficient for the Committee to perform an initial evaluation of a recommended candidate's ability to serve as a director of the Company. The Committee will hold such recommendations until the Committee determines a new director is required. Shareholders who desire their recommendation to be considered in conjunction with the election of new directors, if any, at next year's annual meeting of shareholders should submit their recommendations so they are received not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders.

    Each shareholder recommendation must set forth: (a) the name and address of the shareholder who intends to make the nomination of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the written consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

    The Board Governance and Nominating Committee annually evaluates the need for new members of the Board of Directors. When the Committee determines that new directors may be required, the Committee reviews recommendations previously received by the Committee from all sources, including recommendations from members of the Board of Directors as well as third parties not affiliated with the Company. If the Committee determines that it has no qualified candidates, the Committee will engage third party search firms to identify potential candidates, which firms would be paid market fees for the services they perform. Candidates passing the Committee's initial review are evaluated further through personal interviews and solicitation of third party recommendations. Candidates remaining at this point are then evaluated as to their ability to participate fully in the Board of Directors' schedule of meetings and to confirm their willingness to serve as a director of the Company. Thereafter, the Committee submits its recommendation to the Board of Directors with respect to those candidates the Committee believes should be included in the slate of directors to be recommended for nomination by the Board of Directors at the next annual meeting of shareholders. The Committee would apply this process whether or not the individual being evaluated was initially recommended by a shareholder.

    The Board Governance and Nominating Committee seeks to have a diverse Board of Directors comprised of individuals having a broad range of strengths and talents and the majority of whose members are independent of the Company and its management. The Committee believes that individuals recommended by the Committee for nomination to the Board of Directors should, at a minimum, possess sound business experience and judgment and high ethical standards. The Committee also believes that one or more of the Company's directors should possess substantial expertise in the areas of finance, governance and technical knowledge applicable to the industry.

    During fiscal year 2005, the Board Governance and Nominating Committee held two (2) meetings. All committee members attended all meetings held by the Board Governance and Nominating Committee during 2005.

 Shareholder Communications with the Board

    Shareholders interested in communicating with the Board of Directors may do so by writing to Chairman of the Board Governance and Nominating Committee, or Chairman of the Audit Committee, c/o Robert W. Schnitzius, Secretary, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038. Such communications, which should be marked as "Confidential," will be forwarded on an unopened basis to the addressee upon receipt.

 Code of Business Conduct and Ethics

    The Company has adopted a code of business conduct and ethics that applies to the Company's directors, executive officers and employees. A copy of the Company's code of business conduct and ethics may be found on the Company's website at www.carringtonlabs.com. Click on "Investor Info" to find the "Corporate Governance" section of the website where the code of business conduct and ethics is posted.

                               AUDIT DISCLOSURE
 Independent Auditor

    As previously reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2006, on March 29, 2006, Grant Thornton LLP ("Grant Thornton") notified the Company that it will decline to stand for reappointment as the Company's independent registered public accounting firm for the year ending December 31, 2006.
 Effective at the earlier of (a) May 15, 2006, the date the Company anticipates filing its Form 10-Q for the quarter ended March 31, 2006 with the Securities and Exchange Commission ("SEC"), or (b) the appointment of a new independent registered public accounting firm by the audit committee of the Company's board of directors, Grant Thornton will no longer be the Company's independent registered public accounting firm of record.

    Grant Thornton performed audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2004 and 2005. Grant
 Thornton's reports did not contain an adverse opinion or disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2004 and 2005 and through the date of this Proxy Statement, (a) there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports for such year, and (b) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

    Representatives of Grant Thornton are not expected to be present at the Annual Meeting.

    Due to the declination of Grant Thornton to stand for reappointment, the Company has not yet selected an independent registered public accounting firm for the year ending December 31, 2006. The Company's audit committee has commenced a search for a new independent registered public accountant.

 Audit Committee Report

      The following report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference in such filing.

      The Audit Committee of the Board of Directors is responsible for overseeing the Company's financial reporting process and helping to ensure the reliability of the Company's financial statements. The Board of Directors has adopted a written Charter for the Audit Committee to follow in carrying out this responsibility.

 Independence of Audit Committee Members

      Each of the three members of the Audit Committee is independent, as that term is defined in Rule 4200(a)(15) of the NASD's listing standards and under applicable law.

 Review and Discussions

      The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2005 and all matters of importance. It has also discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 as modified and supplemented (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors at Grant Thornton LLP, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence, including all matters described in the written disclosures.

      The Audit Committee has considered whether Grant Thornton LLP's performance of non-audit services for the Company is compatible with maintaining that firm's independence with respect to the Company and has concluded that the performance of audit and non-audit services by that firm, within the parameters set by the Audit Committee, does not adversely affect its independence.

 Recommendation to Include Audited Financial Statements in Annual Report

      Based on the reviews and discussions referred to above, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

 Date:  March 29, 2006              AUDIT COMMITTEE

                                    /s/ R. Dale Bowerman
                                    --------------------------
                                    R. Dale Bowerman, Chairman

                                    /s/Thomas J. Marquez
                                    --------------------------
                                    Thomas J. Marquez

                                    /s/ Selvi Vescovi
                                    --------------------------
                                    Selvi Vescovi


 Fees

      The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent registered public accounting firm engaged to audit the Company's consolidated financial statements. The policy requires that all services to be provided by the Company's auditor, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by Grant Thornton during fiscal 2005.

 Grant Thornton LLP Fees

                                           2005               2004
                                         --------           --------
  Audit Fees
      10-K                              $ 102,798          $  90,366
      A-133 Audit                          15,300             12,240
      10-Qs                                27,754             26,214
  Audit-Related Fees
      Consulting with respect to
      compliance with the Sarbanes-
      Oxley Act                            13,160              7,500
      S-8 Consent                               -              2,000
                                         --------           --------
                                        $ 159,012          $ 138,320
  Tax Fees                                      -                  -
  All Other Fees                                -                  -



            SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth, as of March 20, 2006, the beneficial ownership of Common Stock of the Company by (i) each director and nominee for director of the Company, (ii) each named executive officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement, and
 (iii) all directors and executive officers as a group. Except as otherwise indicated, each person named in the table below has sole voting and investment power with respect to all shares indicated as being beneficially owned by him.

                                                       Common Stock
                                                    Beneficially Owned
                                               ----------------------------
                                                Number           Percent of
 Name                                          of Shares            Class
 ----                                          ---------         ----------
 Directors
 Ronald R. Blanck, D.O....................      110,000 (1)          1.0%
 R. Dale Bowerman.........................      188,500 (2)          1.7%
 George DeMott............................      120,000 (3)          1.1%
 Thomas J. Marquez........................      973,408 (4)          8.9%
 Edwin Meese, III.........................      110,000 (5)          1.0%
 Carlton E. Turner, Ph.D., D.Sc...........      491,834 (6)          4.4%
 Selvi Vescovi............................      186,000 (7)          1.7%

 Named Executive Officers (excluding
 directors and nominees named above)
 and Group
 Robert W. Schnitzius.....................      159,377 (8)          1.5%
 Kenneth M. Yates, D.V.M..................      109,808 (9)          1.0%

 All current directors and executive          2,448,927 (10)        20.2%
 officers as a group
 ___________________

 (1) Includes 110,000 shares that Dr. Blanck has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

 (2) Includes 150,000 shares that Mr. Bowerman has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

 (3) Includes 110,000 shares that Mr. DeMott has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

 (4) Includes 39,300 shares held in a trust controlled by Mr. Marquez, 8,468 shares owned by his wife, and 177,600 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

 (5) Includes 110,000 shares that Mr. Meese has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

 (6) Includes 307,000 shares that Dr. Turner has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

 (7) Includes 150,000 shares that Mr. Vescovi has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

 (8) Includes 122,000 shares that Mr. Schnitzius has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

 (9) Includes 96,930 shares that Dr. Yates has the right to acquire pursuant to options exercisable within 60 days after March 20, 2006.

 (10) Includes 1,333,530 shares that current directors and executive officers have the right to acquire pursuant to options exercisable within 60 days after March 20, 2006

                              EXECUTIVE OFFICERS

    The  executive officers  of the  Company  are  Carlton E. Turner,  Ph.D.,
 D.Sc., Robert W. Schnitzius, Jose Zuniga and Kenneth M. Yates, D.V.M. Biographical information for Dr. Turner is set forth under "Election of Directors" above.

    ROBERT W. SCHNITZIUS, 48, has been Chief Financial Officer and Treasurer of the Company since November 1997, Secretary of the Company since May 1998 and a Vice President of the Company since April 2002. From 1996 to 1997, Mr. Schnitzius was the Corporate Controller for Medeva Americas, Inc., a U.S. pharmaceutical company subsidiary of Medeva PLC. From 1991 to 1996, Mr. Schnitzius served with Medeva Pharmaceuticals, Inc., also a pharmaceutical company subsidiary of Medeva PLC, first as Controller (1991 to 1993) and then as Director of Finance (1994 to 1996). From 1983 to 1991, Mr. Schnitzius served as Controller for Shoreline Products, Inc., a boat trailer manufacturer, and from 1978 to 1983, he served as Treasurer of Texas Testing Laboratories, Inc., an engineering testing laboratory.

      JOSE ZUNIGA, 37, was elected Vice President, Operations in January 2004. He previously served as Manager for South American Business for the Company since May 2001. In addition, from December 2000 to May 2001, Mr. Zuniga was Director of Operations of Sabila Industrial, S.A., a Costa Rica subsidiary of the Company, and from September 1994 to June 1999, he was the Plant Engineer of that company. He was the Plant Superintendent of Terrapez, the largest tilapia processing facility of Central America, from June 1999 to December 2000. From March 1992 to August 1994 he served as QC Engineer of Trimpot Electronicas, an electronics manufacturer. He has a Master of Business Administration degree from Universidad Latina de Costa Rica, and a Bachelor of Science degree in industrial engineering from Universidad Internacional de las Americas in Costa Rica.

    KENNETH M. (BILL) YATES, D.V.M., 55, was elected President of DelSite Biotechnologies, Inc., the Company's wholly-owned subsidiary engaged in research and development of drug delivery products, in April 2002. Dr. Yates initially served as a consultant to the Company beginning in 1989 and became a full-time employee in 1990. He served in various capacities for the Company in Research and Development, including Product Development Coordinator for Wound Care from 1990 to January 1999, and Vice President, Research and Development of the Company from January 1999 to April 2002. Since 1992, Dr. Yates has also served as an Adjunct Assistant Professor, Department of Comparative Medicine, University of Texas Southwestern Medical School.

    All executive officers of the Company are elected annually by the Board of Directors to serve until their respective successors are chosen and qualified or until their earlier death, resignation or removal from office. There are no family relationships between any executive officers or person chosen to become executive officers.

    DIRECTOR AND EXECUTIVE COMPENSATION AND COMPENSATION COMMITTEE REPORT

 Compensation of Directors

    The Company pays each outside director a quarterly retainer of $2,500 and $2,500 for the Chairman of the Board and $2,000 for all other members for each day or portion thereof spent attending Board meetings. Outside directors who are members of the Executive Committee and Governance Committee each receive $2,000 for each day or portion thereof spent attending these meetings. The Company pays the Chairman of the Audit Committee $2,500 and each outside director who is a member of the Committee $2,000 for each day or portion thereof spent attending these meetings. Outside directors who are members of the Compensation Committee each receive $1,500 a day or portion thereof spent attending these meetings. If any Committee meeting is held on the same day as a Board meeting, Committee members are paid $500 in lieu of their normal Committee meeting fee. The Company also pays each director $500 for participation in Board or Committee conference calls. The Company also reimburses each outside director who does not live in the Dallas, Texas area for travel expenses incurred in attending Board and Committee meetings.

    Pursuant to the Company's 2004 Stock Option Plan nonqualified options to purchase shares of the Company's Common Stock may be granted to outside directors from time to time. Each option granted to an outside director has a term determined by the Compensation and Stock Option Committee, but not greater than ten years, is exercisable in whole or in part at any time during its entire term and remains effective during its entire term, regardless of whether the optionee continues to serve as a director. The purchase price per share of Common Stock covered by each such option is fixed by the Board of Directors or the Compensation and Stock Option Committee and must be equal to or greater than the fair market value per share of Common Stock on the date of grant.

    In December 2005 each of Messrs. Bowerman, DeMott, Marquez, Vescovi, Meese and Dr. Blanck received an option to purchase 25,000 shares of Common Stock at an exercise price of $3.86 per share.

 Compensation Committee Interlocks and Insider Participation

    The Company's executive compensation program is administered by the Compensation and Stock Option Committee of the Board of Directors. During 2005, the Committee was composed of George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. All of the persons who served on the Committee during 2005 were and still are outside directors of the Company.

 Compensation and Stock Option Committee Report

    The following is a report submitted by the current members of the Compensation and Stock Option Committee addressing the Company's compensation policy as it related to the President and Chief Executive Officer of the Company (the "CEO") and each of the other executive officers of the Company whose combined salary and bonus for the fiscal year ended December 31, 2005 exceeded $100,000.

 Compensation Philosophy

    The Company's executive compensation program is designed to align executive compensation with Company values and objectives, business strategies and financial performance. To achieve these objectives, the Committee has developed and implemented an executive compensation program which provides executives with compensation opportunities that are intended to be competitive with companies of comparable size in the pharmaceutical industry.

    In applying this philosophy, the Committee has established a program to accomplish the following objectives:

 (1) attract and retain executives of outstanding abilities who are critical to the long-term success of the Company; and

 (2) reward executives for achievement of internal Company goals as well as for Company performance relative to industry performance levels and to provide equity ownership in the Company.

      Through  these  objectives,   the  Company  integrates  its   executive
 compensation program with its annual and long-term strategic planning.

      Against the foregoing, the Company's executive compensation policies integrate annual base salary compensation with a bonus award system which is based upon both corporate and individual performance levels.

 Fiscal 2005 Compensation

      The foundation of the executive compensation program is based on principles designed to help align the corporation's business strategy, values and management initiatives with shareholder interests. The Committee annually reviews and approves corporate goals and objectives relevant to the compensation of the CEO and other executive officers. The Committee evaluates performance in light of those goals and objectives as well as performance against certain non-financial goals including development of management talent and other strategic business objectives. For fiscal 2005, the Company's executive compensation program consisted of (i) base salary, adjusted from the prior year, (ii) bonus granted on a discretionary basis by the Committee and payable in cash, and (iii) stock options.

 Base Salary

    With respect to base salary, the Company considers available executive compensation data of comparable companies in the industry to establish base salaries that are within the range of those paid to persons holding comparably responsible positions at such companies. In addition, the Committee considers evaluations by the CEO of the individual performance of each executive, other than the CEO, in setting such executive's salary for the year. The performance of the CEO is evaluated by the Chairman of the Board of Directors in collaboration with the Committee. The CEO's evaluation is also presented to the Board of Directors for its discussion and comment.

    The Committee determined that current salary levels for key Company executives are competitive within the industry.

 Bonus

    Pursuant to authority delegated to the Committee by the Board of Directors to grant cash bonuses on a discretionary basis outside of the Compensation Plan, the Committee authorized the payment of a bonus of $20,000 to Robert W. Schnitzius, Vice President and Chief Financial Officer, based on the performance of the operations under his responsibility. The Committee also authorized the payment of a bonus of $5,000 to Jose Zuniga, Vice President, Operations, based on the performance of operations under his responsibility.

 Stock Option Grants

    The Committee has discretion to grant stock options to executive officers under the Company's 2004 Stock Option Plan. The Committee grants stock options to align employee interests with shareholder interests, as well as to attract, retain and motivate employees to work toward the long-term success of the Company. In determining the time and date of grant and the number of shares subject thereto, the Committee may take into account the nature of the services rendered, the executive's potential contributions to the success of the Company's business, and such other facts as the Committee in its discretion deems appropriate.

    Beginning January 1, 2006, the Company is required to adopt the provisions of Statement of Financial Accounting Standards No. 123(R) "Share Based Payment" ("FAS 123(R)"), which requires the recognition of stock-based compensation associated with stock options as an expense in financial statements.

    To reduce the non-cash compensation expense that would have been recorded in future periods following the Company's adoption of FAS 123(R), on December 18, 2005, the Committee approved the acceleration of the vesting of all then-unvested stock options. As a result, options to purchase approximately 145,000 shares became exercisable immediately. The accelerated options had exercise prices ranging from $4.00 to $5.30 per share, with a weighted average exercise price of $4.75 per share, and included 53,000 shares held by executive officers of the Company. All options issued to outside directors are vested immediately. Therefore, no options held by outside directors of the Company were accelerated.

    The accelerated options were granted under the Company's 1995 and 2004 Stock Option Plans. The terms of the accelerated options previously provided that 50% of the options would vest on the first anniversary of the grant date. The acceleration of vesting resulted in no additional expense in the fourth quarter of 2005.

    As a result of accelerating these options in advance of the adoption of FAS 123(R), the Company expects to reduce the pre-tax stock option expense it would otherwise be required to record.

 CEO Compensation

    Carlton E. Turner, Ph.D., D.Sc. has been the CEO of the Company since April 1995. The CEO's 2005 base pay was determined by the Committee on the basis of its overall assessment of Dr. Turner's responsibilities, his past performance with the Company, and competitive market data on salary levels for pharmaceutical companies of similar size. Dr. Turner was not paid a bonus for 2005.

 Summary

    The Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded executives are awarded commensurately. The Committee believes that compensation levels during fiscal 2005 adequately reflected the Company's compensation goals and policies.

 Dated:  March 29, 2006


                               By the Members of the Committee:


                               /s/ George DeMott
                               -----------------------
                               George DeMott, Chairman

                               /s/ R. Dale Bowerman
                               -----------------------
                               R. Dale Bowerman

                               /s/ Selvi Vescovi
                               -----------------------
                               Selvi Vescovi


 Summary Compensation

    The following table sets forth certain summary information regarding compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and each other executive officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2005 exceeded
 $100,000 (collectively, the "named executive officers") for the years indicated.

                          Summary Compensation Table
                          --------------------------
                                                                           Long-Term
                                                                         Compensation
                                        Annual Compensation                 Awards
                              ------------------------------------------ ------------
                                                                Other     Securities
         Name and                                               Annual    Underlying     All Other
    Principal Position        Year      Salary    Bonus (1)  Compensation   Options    Compensation (2)
    ------------------        ----      ------    ---------  ------------   -------    ----------------
 Carlton E. Turner, Ph.D.,    2005    $384,780    $      0      $5,350       25,000        $    650
   D.Sc., President and       2004    $377,472    $      0           -       25,000        $    675
   Chief Executive Officer    2003    $339,780    $      0           -       30,000        $  5,262

 Robert W. Schnitzius,        2005    $184,750    $ 20,000           -        2,000        $  7,390
   Vice President and Chief   2004    $186,981    $  5,000           -        5,000        $  7,479
   Financial Officer          2003    $175,000    $      0           -       10,000        $  7,000

 Kenneth M. Yates, D.V.M.,    2005    $183,750    $      0           -            0        $      0
  President, DelSite          2004    $190,481    $      0           -       20,000        $      0
  Biotechnologies, Inc.       2003    $175,000    $      0           -            0        $      0

 ----------------------------
 (1) Each bonus for 2005 and 2004 was paid in cash.
 (2) Amounts represent the Company's matching contribution to the officer's
     401(k) account.


 Option Grants

    The following table sets forth certain information relating to options granted under the Company's 2004 Stock Option Plan to the named executive officers in fiscal year 2005.

             Options Granted During the Year Ended December 31, 2005
             -------------------------------------------------------
                                                                            Potential Realizable
                                                                               Value at Assumed
                                                                            Annual Rates of Stock
                                                                            Price Appreciation for
                                      Individual Grants                         Option Term (1)
                      ---------------------------------------------------    -------------------
                         Number of    % of Total
                        Securities      Options
                        Underlying    Granted to    Exercise
                          Options    Employees in    Price     Expiration
                          Granted     Fiscal Year    ($/Sh)       Date         5%          10%
                      -------------   -----------    -----        ----        ----        -----
 Carlton E. Turner,     25,000 (2)      32.9%        $3.86      12/20/15    $60,688     $153,796
   Ph.D., D.Sc.

 Robert W. Schnitzius    2,000 (2)       2.6%        $3.86      12/20/15    $ 4,855     $ 12,304

 (1) The  assumed  five  percent  and  ten  percent  rates  of  stock   price
     appreciation are specified by the  Securities and Exchange  Commission's
     proxy  rules and  do  not  reflect expected  actual  appreciation.   The
     amounts shown  represent the assumed  values of the  stock options (less the exercise prices) at the end of the ten-year periods beginning on the dates of grant and ending on the option expiration dates.

 (2) Incentive stock option with a term of ten years and an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Option is presently exercisable.


 Option Exercises and Year-End Values

    The following table sets forth certain information with respect to the exercise of options to purchase Common Stock of the Company during the year ended December 31, 2005, and outstanding options held at that date, by the named executive officers. For purposes of this table, the "value" of an outstanding option is the difference between the market price at December
 31, 2005 of the shares of Common Stock underlying the option and the aggregate exercise price of such option. The unexercisable portions of such options have been valued as if such portions were exercisable in full on December 31, 2005, in accordance with Securities and Exchange Commission rules.

                  Aggregated Option Exercises in Fiscal Year
          Ended December 31, 2005 and Fiscal Year-End Option Values
          ---------------------------------------------------------

                                             Number of Securities        Value of Unexercised
                       Shares                Underlying Unexercised         In-the-Money
                      Acquired               Options at  12/31/05        Options at 12/31/05
                         on        Value
   Name               Exercise   Realized  Exercisable Unexercisable   Exercisable Unexercisable
   ----                -------   --------  ----------- -------------   ----------- -------------
 Carlton E. Turner,          -          -     307,000           0        $424,375    $      0
   Ph.D., D.Sc.

  Robert W. Schnitzius       -          -     122,000           0        $238,690    $      0

  Kenneth M. Yates,          -          -      96,930           0        $ 85,875    $      0
    D.V.M.


 Equity Compensation Plans

      The following table sets forth information regarding the Company's compensation plans (including individual compensation arrangements) under which shares of the Company's Common Stock the Company has authorized for issuance as of December 31, 2005.

                          Equity Compensation Plans
                          -------------------------
                                                                Number of
                                                           securities remaining
                        Number of                             available for
                      securities to                          future issuance
                        be issued        Weighted-average      under equity
                      upon exercise      exercise price        compensation
                      of outstanding     of outstanding      plans (excluding
                     options, warrants  options, warrants  securities reflected
 Plan category           and rights         and rights          in column a)
 ------------------- -----------------  -----------------  --------------------
                            (a)               (b)                  (c)
 Equity compensation
 plans approved by
 security holders        1,814,081           $3.39                403,627

 Equity compensation
 plans not approved
 by security holders             0               0                      0
                         ---------           -----              ---------
 Total                   1,814,081           $3.39                403,627
                         =========           =====              =========

 Employee Stock Purchase Plan

    The Company has an Employee Stock Purchase Plan under which employees may purchase Common Stock at a purchase price of 95% of the market price of the Company's common stock on the last business day of each month. A maximum of 1,250,000 shares of Common Stock was reserved for purchase under this plan. As of December 31, 2005, a total of 968,573 shares had been purchased by employees at prices ranging from $0.77 to $29.54 per share.

 Stock Options

    The Company has an incentive stock option plan which was approved by the shareholders in 2004 under which incentive stock options and nonqualified stock options may be granted to employees, consultants and non-employee directors. Options are granted at a price no less than the market value of the shares on the date of the grant, except for incentive options to employees who own more than 10% of the total voting power of the Company's Common Stock, which must be granted at a price no less than 110% of the market value. Employee options are normally granted for terms of 10 years. Options granted in 2005 were 100% vested on the grant date. Options to non-employee directors have terms of ten years and are 100% vested on the grant date. The Company has reserved 500,000 shares of Common Stock for issuance under this plan. As of December 31, 2005, options to purchase 122,200 shares were available for future grants under the plan.

    The Company also has an incentive stock option plan which was approved by the shareholders in 1995 under which incentive stock options and nonqualified stock options were granted to employees, consultants and non-employee directors. Options were granted at a price no less than the market value of the shares on the date of the grant, except for incentive options to employees who own more than 10% of the total voting power of the Company's Common Stock, which were required to be granted at a price no less than 110% of the market value. Employee options were normally granted for terms of 10 years. Options granted through 2001 had various vesting rates and all such options still outstanding are fully vested at December 31, 2005. Options granted subsequent to 2001 vested at the rate of 50% per year beginning on the first anniversary of the grant date. Options to non-employee directors have terms of ten years and are 100% vested on the grant date. The Company has reserved 2,250,000 shares of Common Stock for issuance under this plan. The Plan expired on April 1, 2005 after which no additional grants have been or may be made under the plan. In accordance with the provision of the plan, all options issued under the plan and outstanding on the expiration date of the plan shall remain outstanding until the earlier of their exercise, forfeiture or lapse.

 Stock Warrants

    From time to time, the Company has granted warrants to purchase Common Stock to the Company's research consultants and other persons rendering services to the Company. The exercise price of such warrants is normally the market price or in excess of the market price of the Common Stock at date of issuance.


 Performance Graph

    The following graph sets forth for the years indicated the cumulative total shareholder return for the Company's Common Stock, the Nasdaq Stock Market - U.S. Index, and a Company-constructed Peer Group (2). The information reflected in the graph was provided to the Company by Research Holdings, Ltd. of San Francisco, California.


                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG CARRINGTON LABORATORIES, INC.,
            THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                      [ PERFORMANCE GRAPH APPEARS HERE ]

    * $100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.


                                             Cumulative Total Return (1)
                                 ---------------------------------------------
                                 12/00   12/01   12/02   12/03   12/04   12/05
                                 -----   -----   -----   -----   -----   -----

 Carrington Laboratories, Inc.  100.00  102.10   91.00  412.00  613.00  473.00

 Nasdaq Stock Market (1)        100.00   79.08   55.95   83.35   90.64   92.73

 Peer Group (2)                 100.00  105.80  101.05  132.32  102.82  100.30

 -----------------------------

 (1) Total return assuming reinvestment of dividends. Assumes $100 invested on December 31, 1999 in the Company's Common Stock, The Nasdaq Stock Market - U.S. Index.

 (2) The Peer Group comprises the following companies: Cell Therapeutics Inc., Cellegy Pharmaceuticals Inc., Collagenex Pharmaceuticals Inc., Columbia Labs Inc., Cubist Pharmaceuticals Inc., Depomed, Inc., Draxis Health, Inc., Dusa Pharmaceuticals Inc., Forest Labs., Immunogen Inc., Insite Vision Inc., KOS Pharmaceuticals Inc., Nastech Pharmaceutical Inc., Natures Sunshine Products Inc., Onyx Pharmaceuticals, Inc., Inc., Quigley Corp., Regeneron Pharmaceuticals, Schiff Nutrition International, Inc., (formerly Weider Nutrition) Sciclone Pharmaceuti-cals, Inc., Spectrum Pharmaceuticals, Inc., Titan Pharmaceuticals Inc., and Viropharma Inc.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    For the fiscal year ended December 31, 2005, no late reports were filed by any Section 16(a) reporters. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports filed by them with the Securities and Exchange Commission.

                            SHAREHOLDER PROPOSALS

    The 2007 annual meeting of the shareholders of the Company is scheduled to be held on May 17, 2007. Shareholder proposals for inclusion in the Company's proxy materials for the 2007 annual meeting of shareholders must be received by the Company at its office in Irving, Texas, addressed to the Secretary of the Company, no later than 120 days in advance of the date that is one year after this Proxy Statement is first distributed to shareholders; provided, that if the 2007 annual meeting of shareholders is changed by more than 30 days from the presently contemplated date, then proposals must be received a reasonable time in advance of the meeting.

    With respect to shareholder proposals that are not intended to be included in the Company's proxy statement, the Bylaws of the Company provide that notice of any such shareholder proposal nominating persons for election to the Board of Directors of the Company must be received at the Company's principal executive office not later than 90 days prior to the annual meeting, and all other shareholder proposals must be received not later than 60 days in advance of the annual meeting if the meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of the meeting if it is to be held on or after the anniversary of the previous year's meeting.


                                ANNUAL REPORT

    The Company has provided without charge to each person whose proxy is solicited hereby a copy of the Company's 2005 Annual Report, which includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission. Additional copies of the 2005 Annual Report, including the Form 10-K, may be obtained without charge upon written request to Maria Mitchell, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038.


                                MISCELLANEOUS

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefacsimile, electronic mail and telegram by directors, officers, and employees of the Company, who will receive no additional compensation for such activities. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                    By Order of the Board of Directors

                                    /s/ George DeMott
                                    ---------------------
                                    George DeMott
                                    Chairman of the Board

 Irving, Texas
 April 13, 2006

                               [ PROXY CARD ]


                        CARRINGTON LABORATORIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
        THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2006

      The undersigned hereby  appoints Carlton E.  Turner, Ph.D., D.Sc.,  and

 Robert W.  Schnitzius  as  proxies,  each with  the  power  to  appoint  his substitute, and  hereby  authorizes  them  to  represent  and  to  vote,  as designated on  the  reverse  hereof,  all the  shares  of  Common  Stock  of

 Carrington  Laboratories,  Inc.  (the  "Company")  held  of  record  by  the undersigned on March 20, 2006, at the Annual Meeting of Shareholders of  the

 Company to be  held on  May 18, 2006,  at 8:30 a.m. local time,  at the  Las

 Colinas Country Club,  4900 North O'Connor  Boulevard, Irving, Texas  75062,

 and at any adjournment(s) thereof.  Receipt of the Notice of Annual  Meeting of Shareholders and the Proxy Statement  in connection therewith and of  the

 Company's 2005 Annual Report to Shareholders is hereby acknowledged.


                 (Continued and to be Signed on Reverse Side)

                  The directors recommend a vote FOR Item 1


 1.   ELECTION OF DIRECTORS.                                Nominees:
      [ ]  FOR nominees       [ ]  WITHHOLD AUTHORITY   George DeMott
           listed at right         to vote for          Carlton E. Turner,
           (except as marked       nominees listed        Ph.D., D.Sc.
           to contrary below)      at right


      INSTRUCTION: (To withhold authority to vote for any individual nominee, write that nominee's name  on the following line.)
                   __________________________________________________

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEE LISTED IN THIS PROXY, FOR ITEM 1 ABOVE, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

      The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifies and confirms all actions that the proxies named herein, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.


 Dated:__________, 2006  ____________________________________________________
                                         Signature*

                         ____________________________________________________
                                         Signature of joint owner*

 * NOTE: When signing on behalf of a corporation, partnership, estate, trust or in any representative capacity, please sign name and title. To vote shares held jointly, each joint owner must sign.